Exhibit 99.1

Agios to Focus on Developing and Commercializing Innovative Treatments for Genetically Defined Diseases and Sell Its Oncology Business to Servier for Up to $2 Billion Plus Royalties

– Agios to Dedicate All Resources to Advancing Mitapivat as a Potential Treatment for Three Initial Hemolytic Anemias and Building on its Scientific Expertise in Cellular Metabolism and PK Activation to Accelerate and Expand its Genetically Defined Disease Portfolio –

– Agios to Receive $1.8 Billion in Upfront Cash, a Potential $200 Million Regulatory Milestone Payment for Vorasidenib and Future Royalties on U.S. Net Sales of TIBSOVO® and Vorasidenib –

– Agios Plans to Return at Least $1.2 Billion to Shareholders Following the Close of the Transaction, Anticipated in Q2 2021 –

– Company to Host Investor Event and Webcast Today at 8:00 a.m. ET –

CAMBRIDGE, Mass., December 21, 2020 — Agios Pharmaceuticals, Inc. (NASDAQ: AGIO), a leader in the field of cellular metabolism to treat cancer and rare genetic diseases, today announced that it will move forward with a singular focus on accelerating and expanding its genetically defined disease portfolio, including the mitapivat clinical programs and a robust pipeline of therapeutic candidates, and has entered into a definitive agreement to sell its commercial, clinical and research-stage oncology portfolio to Servier, an independent global pharmaceutical company. Agios will receive a cash consideration of up to $2.0 billion, including $1.8 billion in upfront cash and $200 million in a potential future milestone payment for vorasidenib, as well as 5% royalties on U.S. net sales of TIBSOVO® (ivosidenib tablets) from transaction close through loss of exclusivity and 15% royalties on U.S. net sales of vorasidenib from first commercial sale through loss of exclusivity.

“Our decision to accelerate the next chapter of Agios’ success with a singular focus on genetically defined diseases and sell our oncology portfolio to Servier is a transformational milestone for Agios. The result of a deliberative strategic review, this decision reflects the progress we have made understanding and harnessing the science and promise of PK activation and captures the full value of our oncology assets,” said Jackie Fouse, Ph.D., chief executive officer of Agios. “With mitapivat poised to become a new potential treatment option for patients with pyruvate kinase (PK) deficiency, thalassemia and sickle cell disease and with a rich pipeline based on our pioneering leadership in PK activation and cellular metabolism, Agios’ near- and long-term future is filled with significant value-generating catalysts. The proceeds from the transaction will allow us to focus on rapidly advancing our genetically defined disease portfolio for patients in need, strengthen our capital structure and return at least $1.2 billion to shareholders post-closing, achieve capital markets independence and participate in the future success of TIBSOVO® and vorasidenib.”

“We are proud of our heritage in oncology and the novel therapies we have advanced for patients with hematologic malignancies and solid tumors, and we are pleased to have found an excellent home for our oncology portfolio in Servier, a successful, patient-focused, global pharmaceutical company,” continued Dr. Fouse. “Servier is committed to the oncology patient community and to investing in our assets and our people. This transaction will allow the oncology portfolio to grow and thrive with Servier and will provide Agios with the resources required to optimize the development of our promising genetically defined disease therapies, ultimately enabling the greatest overall positive impact for patients.”

“The strategic acquisition of Agios’ oncology business, including its precision medicine portfolio and pipeline, is aligned with our ambition to become a recognized player in oncology and further supports our commitment to provide innovative treatments to cancer patients with unmet medical needs. It is a key step for the Servier Group as it will significantly strengthen our position in the U.S. and reinforce our R&D capabilities in oncology,” stated Olivier Laureau, president of Servier. “We look forward to welcoming the experienced Agios oncology teams to Servier following the closing.”

“Agios is a leader in the cellular metabolism space with a proven track record of discovering, developing and commercializing precision medicines,” said David K. Lee, CEO, Servier Pharmaceuticals, the U.S. subsidiary of Servier. “The acquisition of Agios’ oncology business, including highly experienced talent from research, development, technical operations and commercial functions, allows for an immediate expansion of our U.S. business into other hematologic malignances and provides the potential for longer-term growth into the solid tumor space, thus ensuring that we can serve more patients living with unmet cancer needs than ever before.”

Transaction Details

The transaction includes the transfer of Agios’ oncology portfolio and associated employees, including its marketed medicine TIBSOVO® which is approved in the U.S. as monotherapy for the treatment of adults with IDH1-mutant relapsed or refractory acute myeloid leukemia (AML) and for adults with newly diagnosed IDH1-mutant AML who are ≥75 years old or who have comorbidities that preclude the use of intensive induction chemotherapy. TIBSOVO® is also under investigation in two Phase 3 combination trials in newly diagnosed AML, and as a potential treatment for previously treated IDH1-mutant cholangiocarcinoma and IDH1-mutant myelodysplastic syndrome (MDS). Servier will also acquire Agios’ co-commercialization responsibilities for Bristol Myers Squibb’s IDHIFA® (enasidenib) and conduct certain clinical development activities within the IDHIFA® development program.

In addition, the transaction includes Agios’ oncology pipeline and clinical programs, including vorasidenib, an investigational, brain-penetrant, dual inhibitor of mutant IDH1 and IDH2 which is currently being studied in the registration-enabling Phase 3 INDIGO study in patients with IDH-mutant low-grade glioma; AG-270, an investigational first-in-class methionine adenosyltransferase 2a (MAT2A) inhibitor being evaluated in combination with taxanes in patients with methylthioadenosine phosphorylase (MTAP)-deleted non-small cell lung cancer and pancreatic cancer; AG-636, a novel inhibitor of dihydroorotate dehydrogenase (DHODH); and Agios’ oncology research programs.

All of Agios’ U.S.-based employees who primarily support the oncology business will receive a comparable offer at Servier.

The transaction has been approved by the Board of Directors and is subject to approval by Agios shareholders and satisfaction of regulatory conditions. It is currently expected that the transaction will close in the second quarter of 2021.

Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are serving as financial advisers to Agios, and Wachtell, Lipton, Rosen & Katz is serving as its legal adviser.

Agios’ Genetically Defined Disease Portfolio

Agios’ genetically defined disease portfolio is anchored by its lead clinical candidate, mitapivat, which the company believes is a potential blockbuster across three distinct hemolytic anemias. Agios is conducting two global, pivotal Phase 3 studies to evaluate mitapivat as a potential treatment for adults with pyruvate kinase (PK) deficiency; the company recently announced positive topline results from the ACTIVATE study and expects to report data from the ACTIVATE-T study in the first quarter of 2021. Agios anticipates filing for U.S. and EU regulatory approval in adults with PK deficiency in 2021, with a potential 2022 commercial launch in both geographies. Mitapivat is also being evaluated in a fully enrolled Phase 2 study in adults with non-transfusion-dependent a- or b-thalassemia, and as a potential treatment for sickle cell disease under a Cooperative Research and Development Agreement (CRADA) with the U.S. National Institutes of Health. In 2021, Agios expects to initiate global, pivotal Phase 3 studies in thalassemia, including both a-and b-thalassemia, as well as transfusion dependent and non-transfusion dependent patient populations, and in sickle cell disease. In addition, Agios intends to evaluate mitapivat in pediatric patients across all three diseases.

Beyond mitapivat, Agios is advancing a growing genetically defined disease pipeline based on its core expertise in cellular metabolism and pioneering leadership in PK activation. AG-946, a clinical-stage, next-generation oral activator of both wild-type and mutated pyruvate kinase R (PKR) enzymes, entered a first-in-human clinical study in the third quarter of 2020. Agios’ late-stage research pipeline is evolving to include a rich and sustainable portfolio of genetically defined disease targets with clear disease area applications. These include hereditary and acquired anemias, myopathies, retinal diseases and diseases of inborn errors of metabolism such as aminoacidurias, aminoacidemias and others. As the company’s research efforts continue to develop, Agios may pursue value-adding partnerships that may bring complementary expertise for certain disease areas.

Investor Webcast Information

Agios will host an investor webcast today at 8:00 a.m. ET to discuss today’s announcement. The event will be webcast live and can be accessed under “Events & Presentations” in the Investors section of Agios’ website at www.agios.com. The archived webcast will be available on Agios’ website beginning approximately two hours after the event.

About Agios

Agios is focused on discovering and developing novel investigational medicines to treat malignant hematology, solid tumors and rare genetic diseases through scientific leadership in the field of cellular metabolism. In addition to an active research and discovery pipeline across these three therapeutic areas, Agios has two approved oncology precision medicines and multiple first-in-class investigational therapies in clinical and/or preclinical development. For more information, please visit the company’s website at www.agios.com.

About Servier Group

Servier is a global pharmaceutical Group governed by a non-profit foundation, with its headquarters in France (Suresnes). With a strong international presence in 150 countries and a total revenue of 4.6 billion euros in 2019, Servier employs 22,000 people worldwide. Entirely independent, the Group invests on average 25% of its total revenue (excluding generics) every year in research and development and uses all its profits for its development. Corporate growth is driven by Servier’s constant commitment in five areas of excellence: cardiovascular, immune-inflammatory, and neurodegenerative diseases, cancer and diabetes, as well as by its activities in high-quality generic drugs. Servier also offers eHealth solutions beyond drug development.

More information: www.servier.com

About Servier Pharmaceuticals

Servier Pharmaceuticals, LLC is a commercial-stage pharmaceuticals company with a passion for innovation and improving the lives of patients, their families and caregivers. In the United States, Servier Pharmaceuticals is committed to building a robust portfolio, starting with Oncology, with future growth driven by innovation in other areas of unmet medical need, leveraging Servier’s global portfolio and seeking acquisitions, licensing deals and partnerships.

Servier Pharmaceuticals believes co-creation is fundamental to driving innovation and is actively building alliances that bring solutions to patients’ lives and can accelerate access to therapies. We are building relationships with academia, venture capitalists, biotech and pharmaceutical peers and advocates with the aim of entering into mutually beneficial and complementary partnerships where each organization’s skill sets are recognized and leveraged for the benefit of patients.

With our commercial expertise, global reach, scientific expertise and commitment to clinical excellence, Servier Pharmaceuticals is dedicated to bringing the promise of tomorrow to the patients that we serve.

Learn more at www.servier.us.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase and sale agreement; (ii) the failure of Agios to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of Agios to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (v) the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; (vi) the failure of Agios to receive milestone or royalty payments under the purchase and sale agreement and the uncertainty of the timing of any receipt of any such payments; (vii) the uncertainty of the results and effectiveness of the use of proceeds from the proposed transaction; and (viii) other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the fiscal quarter ended on September 30, 2020 filed with the SEC on November 5, 2020 and other subsequent periodic reports we file with the SEC, which are available at www.sec.gov and Agios’ website at www.agios.com. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statements contained in this communication are made only as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the sale by Agios Pharmaceuticals, Inc. (“Agios”) of its oncology business to Servier Pharmaceuticals, LLC. In connection with the proposed transaction, Agios will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Agios’ proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Agios may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF AGIOS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME

AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, at http://www.sec.gov, and Agios’s website, at www.agios.com. In addition, the documents (when available) may be obtained free of charge by accessing Agios’s website at www.agios.com under the heading “Investors” or, alternatively, directing a request to Holly Manning by email at holly.manning@agios.com or by calling 617-649-8600.

Participants in the Solicitation

Agios and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Agios common stock in respect of the proposed transaction. Information about the directors and executive officers of Agios is set forth in the proxy statement for Agios’ 2020 annual meeting of stockholders, which was filed with the SEC on April 16, 2020, and in other documents filed by Agios with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

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Contacts

Investors:

Holly Manning, 617-844-6630

Director, Investor Relations

Holly.Manning@agios.com

Media:

Jessica Rennekamp, 857-209-3286

Associate Director, Corporate Communications

Jessica.Rennekamp@agios.com